Exhibit 99.1

Cytek® Biosciences Names William McCombe Chief Financial Officer

Experienced executive with extensive background as CFO for global corporations across dynamic sectors

Cytek reaffirms 2024 outlook

FREMONT, Calif., March 19, 2024 (GLOBE NEWSWIRE) — Cytek Biosciences, Inc. (Nasdaq: CTKB) today announced that William (Bill) McCombe has been appointed chief financial officer of the company effective immediately. McCombe brings experience as a public company CFO at both large scale, and smaller, high growth technology companies. He was CFO at Velo3D, a leader in metal 3D printing systems for the aerospace and other industries, CFO at HZO, a leader in delivering protective nano coatings for electronics, and EVP and CFO at Maxar Technologies, a multi-billion-dollar revenue satellite and space imaging company.

McCombe has significant experience in financial management, public company reporting and operational finance, and a proven track record of driving growth and building high-performance teams. He also brings deep expertise in mergers, acquisitions, and capital markets transactions with a career of more than 20 years as an investment banker, where he was a Managing Director at Morgan Stanley and at Bank of America. McCombe earned an MBA from Columbia University, and Bachelor of Laws and Bachelor of Commerce degrees from the University of Melbourne.

“Bill’s wealth of experience in finance, combined with his strategic approach, expertise in public company dynamics, and transformational leadership skills, uniquely positions him to drive our corporate objectives.” stated Dr. Wenbin Jiang, Cytek’s Chairman and CEO. “We are confident in his ability to partner with us in steering Cytek towards sustainable growth and long-term value creation.”

“Cytek is globally recognized as a leader in cell analysis solutions,” said McCombe. “I am excited by the opportunity to join such an innovative company and play a meaningful role in charting the next chapter of the company’s continued success. I believe there is tremendous growth potential at Cytek, and I look forward to the journey ahead.”

As CFO, McCombe will lead Cytek’s global finance organization and financial activities including accounting and controllership, financial planning and analysis, tax, investor relations, internal audit, mergers and acquisitions, and treasury. McCombe will be based in Cytek’s Fremont, California headquarters.

McCombe succeeds Patrik Jeanmonod, who has been appointed as the company’s head of corporate development analytics. Jeanmonod served as Cytek’s chief financial officer since 2018.

Jiang expressed, “I would like to thank Patrik for what he has accomplished at Cytek. He has played an instrumental role in the growth of Cytek during a transformational period, developing the financial strategy and planning behind multiple transactions and programs as well as key finance initiatives. We are thankful for Patrik’s tremendous contributions to Cytek over the years and we look forward to his continued contributions under his new role.”

2024 Outlook Reaffirmed

Cytek also reaffirms its previously stated full year 2024 revenue guidance of $203 million to $213 million, representing growth of 5% to 10% over Cytek’s 2023 total revenue, and its expectation of positive net income for the year ended December 31, 2024, assuming no change in currency exchange rates.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP™) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s FSP platform includes its core instruments, the Cytek Aurora™ and Northern Lights™ systems; its cell sorter, the Cytek Aurora™ CS; the Cytek Orion™ reagent cocktail preparation system; the flow cytometer and imaging products under the Amnis® and Guava® brands; and reagents, software and services to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Cytek’s products are for research use only and not for use in diagnostic procedures (other than Cytek’s Northern Lights-CLC system and certain reagents, which are available for clinical use in China and the European Union).

Cytek, Full Spectrum Profiling, FSP, Cytek Aurora, Northern Lights, Cytek Orion, Amnis and Guava are trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and X (formerly Twitter) account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and X account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,”

“intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding the Company’s growth, growth potential, future success and long-term value creation; and Cytek’s expectations that total revenue for the full year ended December 31, 2024 will be in the range of $203 million to $213 million, assuming no change in currency exchange rates, and positive net income for the full year ended December 31, 2024. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially include global economic and market conditions; Cytek’s ability to evaluate its prospects for future viability and predict future performance; Cytek’s ability to accurately forecast customer demand and adoption of its products; Cytek’s ability to recognize the anticipated benefits of collaborations; Cytek’s dependence on certain sole and single source suppliers; competition; market acceptance of Cytek’s current and potential products; Cytek’s ability to manage the growth and complexity of its organization, maintain relationships with customers and suppliers and retain key employees; Cytek’s ability to maintain, protect and enhance its intellectual property; and Cytek’s ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations. You should refer to the section entitled “Risk Factors” set forth in Cytek’s Annual Report on Form 10-K filed with the SEC on March 13, 2024, and other filings Cytek makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek’s forward-looking statements. Although Cytek believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release are based on information available to Cytek as of the date hereof, and Cytek disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek’s views as of any date subsequent to the date of this press release.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Relations Contact:

Paul D. Goodson

Head of Investor Relations

pgoodson@cytekbio.com